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                                                                Exhibit 10.1


                               REINSURANCE GROUP OF AMERICA, INCORPORATED

                                 DIRECTORS' COMPENSATION SUMMARY SHEET

                                       EFFECTIVE JANUARY 1, 2005

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                                   NON- EMPLOYEE BOARD MEMBERS             OUTSIDE BOARD CHAIRMAN

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
ANNUAL RETAINER                Board Members - $50,000                $83,000

                               Committee Chairpersons - $58,000

                               Audit Committee Chair - $62,000

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BOARD MEETING FEE              $3,000 - In Person                     $4,000 - In Person
                               $1,500 - By Telephone                  $2,000 - By Telephone

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COMMITTEE MEMBER MEETING FEE   $3,000 - In Person                     $4,000 - In Person
                               $1,500 - By Telephone                  $2,000 - By Telephone

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COMMITTEE CHAIR MEETING FEES   $3,000 - In Person                     $4,000 - In Person
                               $1,500 - By Telephone                  $2,000 - By Telephone

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STOCK GRANT                    1,200 Shares                           1,600 Shares

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